Income Taxes	12 Months Ended
Dec. 31, 2021
Income Taxes
Income Taxes

12. Income Taxes

Historically, the Company conducted its operations through a pass-through entity that filed its income tax returns as a partnership for federal and state income tax purposes. As a result, the Company was not subject to U.S. federal or state income taxes as the related tax consequences were reported by members. In March 2021, the Company changed its status from a limited liability company to a corporation, and accordingly, the Company became taxable at the entity level for U.S. federal and state tax purposes.

A reconciliation between the provision for income taxes and income taxes computed using the U.S. federal statutory corporate tax rate is as follows:

	Years Ended December 31,
(in thousands)	2021	2020
U.S. Federal statutory income tax rate	$(1,659)	$-
Permanent and other differences	38	-
Stock-based compensation expense	110	-
Research and development credits	(118)	-
Valuation allowance	1,629	-
Total tax provision	-	-

Significant components of the Company’s net deferred tax assets are as follows:

	As of December 31,
(in thousands)	2021	2020
Net operating loss carryforwards	$1,049	$-
Research and development carryforwards	118	-
Stock-based compensation expense	274	-
Intangible assets	110	-
Other, net	78	-
Total deferred tax assets	1,629	-
Less: valuation allowance	(1,629)	-
Deferred tax assets	$-	$-

The Company has established a full valuation allowance for its deferred tax assets due to uncertainties that preclude it from determining that it is more likely than not that the Company will be able to generate sufficient taxable income to realize such assets. Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to utilize the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred since inception.

Such objective evidence limits the ability to consider other subjective evidence such as the Company’s projections for future growth. Based on this evaluation, as of December 31, 2021, a valuation allowance of $1.6 million has been recorded against all of the Company’s deferred tax assets, as the Company has determined that none of the Company’s balance of deferred tax assets is more likely than not to be realized. The amount of deferred tax assets considered realizable, however, could be adjusted in the future if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence, such as estimates of future taxable income during carryforward periods and the Company’s projections for growth.

As of December 31, 2021, the Company had federal net operating loss carryforwards, or NOLs, available of $5.0 million before consideration limitations under Section 382 of the Internal Revenue Code of 1986, or Section 382 of the Code, as further described below. The NOL will carryforward indefinitely and be available to offset up to 80% of future taxable income each year. The Company had no state NOL carryforwards available. As of December 31, 2021, the Company had federal and state research and development tax credit carryforwards available of $0.1 million and $0.03 million, respectively. The federal credit carryforwards will begin to expire in 2041, unless previously utilized. The state research and development credit carries forward indefinitely.

Utilization of the Company’s NOL and research and development credit carryforwards may be subject to substantial annual limitations in the event a cumulative ownership change has occurred, or that occur in the future, as required by Section 382 of the Code. In general, an ownership change, as defined by the Code, results from a transaction, or series of transactions over a three-year period, resulting in an ownership change of more than 50% of the outstanding common stock of a company by certain stockholders or public groups. Such an ownership change may limit the amount of NOL and research and development credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. The Company has not completed such an ownership change analysis pursuant to Section 382 of the Code and therefore has established a full valuation allowance as the realization of such deferred tax assets has not met the more likely than not threshold requirement. If ownership changes have occurred or occurs in the future, the amount of remaining tax attribute carryforwards available to offset taxable income and income tax expense in future years may be restricted or eliminated. If eliminated, the related asset would be removed from deferred tax assets with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by future ownership changes, if any, will not impact the Company’s effective tax rate.

The Company recognizes a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination by the tax authorities. The Company does not expect that there will be a significant change in the unrecognized tax benefits over the next twelve months. Further, due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact the effective tax rate.

The following table summarizes the activity related to the Company’s gross unrecognized tax benefits at the beginning and end of the periods presented:

	Years Ended December 31,
(in thousands)	2021	2020
Beginning balance of unrecognized tax benefits	$-	$-
Additions based on tax positions related to the current year	41	-
Additions for tax positions of prior years	-	-
Reductions for tax positions in prior years	-	-
Ending balance of unrecognized tax benefits	$41	$-

The unrecognized tax benefit amounts are reflected in the determination of the Company’s deferred tax assets. If recognized, none of these amounts would affect the Company’s effective tax rate, since it would be offset by an equal corresponding adjustment in the deferred tax asset valuation allowance. The Company does not foresee material changes to its liability for uncertain tax benefits within the next twelve months.

The Company’s policy is to recognize interest and/or penalties related to income tax matters in income tax expense. The Company had no accrual for interest or penalties on the Company’s balance sheets as of December 31, 2021 or 2020 and has not recognized interest and/or penalties in the statements of operations for the years ended December 31, 2021 and 2020.

The Company is subject to taxation in the United States and various states. The Company is subject to examination by tax authorities in those jurisdictions from inception.